UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [✓]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[✓] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 15a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Sect. 240.14a-12

MEGOLA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[✓] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

Title of each class of securities to which transaction applies: Common

Aggregate number of securities to which transaction applies:

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

Proposed Maximum Aggregate Value of Transaction: N/A

Total Fee Paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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Form, Schedule or Registration Statement No.

Filing Party:

Date Filed

MEGOLA, INC.

446 Lyndock St., Suite 102

Corunna, Ontario

Canada, N0N 1G0

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 25, 2006

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Megola, Inc. (the "Company") for use at the Company's Annual meeting of Shareholders, to be held at 9:30 a.m., September 25, 2006 and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 446 Lyndock St., Suite 102, Corunna, Ontario, Canada, N0N 1G0, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about September 8, 2006.

An Annual meeting of shareholders of Megola, Inc., a Nevada corporation (the "Company"), will be held on September 25, 2006, at 9:30 a.m. local time, at the Company's corporate offices located at 446 Lyndock St., Suite 102, Corunna, Ontario, Canada, N0N 1G0, for the following purposes:

1. To elect all members of the Board of Directors.

2. To approve Malone & Bailey, P.C. as the Company's independent auditors for the coming year;

3. To approve an increase in authorized shares from 50,000,000 shares to 200,000,000 shares of common stock.

4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on September 1, 2006 will be entitled to receive this Information Statement and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Joel Gardner

Joel Gardner, President

Signed at: Corunna, Ontario, Canada

Date: August 29, 2006

MEGOLA, INC.

446 LYNDOCK ST. SUITE 102

CORUNNA, ONTARIO, CANADA, N0N 1G0

INFORMATION STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 25, 2006

INTRODUCTION

This Information Statement is being furnished to the shareholders of Megola, Inc., a Nevada corporation (the "Company"), to inform them of the annual meeting of shareholders. This meeting (referred to herein as the "Annual Meeting") will be held on September 25, 2006 at the corporate offices of the Company located at 446 Lyndock St., Suite 102, Corunna, Ontario, Canada, at 9:30 a.m. local time. Only shareholders of record at the close of business on September 1, 2006 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Annual Meeting. This Information Statement and the Notice of Annual Meeting are first being mailed to the Company's shareholders on or about September 8, 2006.

At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To elect all members of the Board of Directors.

2. To approve Malone & Bailey, P.C. as the Company's independent auditors for the coming year.

3. To approve an increase in the authorized shares from 50,000,000 shares to 200,000,000 shares of common stock.

The cost of printing and distributing this Information Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 446 Lyndock St., Suite 102, Corunna, Ontario, Canada, N0N 1G0.

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below.

ALLOW BOARD OF DIRECTORS AUTHORITY TO AMEND ITS ARTICLES OF INCORPORATION FOR THE PURPOSE OF CHANGING INCREASING THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK

Purpose: The Company's Board of Directors is seeking shareholder approval to amend the Articles of Incorporation to authorize 200 million shares of common stock. The Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the authorized shares of preferred stock.

The Articles of Incorporation will be amended to read as follows:

Article Four is changed to read as follows:

"4. Authorized Shares.

The aggregate number of shares which the corporation shall have authority to issue shall consist of 200,000,000 shares of Common Stock having a $.001 par value, and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common and/or Preferred stock of the Company may be issued from time to time without prior approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more serried, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions."

Effect: The issuance by the Company of any additional shares of Common would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock.

No Dissenters' Rights: Pursuant to the Nevada Revised Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of authorizing 200,000,000 shares of common stock of the Company.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of three individuals: Joel Gardner, Don Greer and Todd Clark. The following names and background information are provided for all persons nominated to serve on the Company's Board of Directors:

Name	Positions Held	Date of Election or Designation
Joel Gardner	President, CEO, Director	August, 2000
Daniel Gardner	General Manager, Treasurer, Director	Nominee
Sufan Siauw	Director	Nominee
Willard Brown	Director	Nominee
T.A. (Terry) McGill	CFO, Director	Nominee

Background Information:

Joel Gardner - President / Chief Executive Officer
Joel started out his career as a professional hockey player, going straight from university hockey -- he received a BA from Colgate University, where he studied Education and Geology -- to playing for ten years in Canada, USA and Europe. Still, he was not content to be just an athlete. In 1995, he started and served as President of CartAds, a company that put advertisements on shopping carts. Then in 1997, he applied the expertise he acquired with CartAds at another marketing venture, COA, which sold advertising on outdoor benches. Also, he invented and produced a golf rules trivia game, which is still being sold in pro shops. That same year, he bacome Vice President and a partner in Aqua-Cristall Limited, a physical water treatment company. Aqua-Cristall became the first distributor of the ScaleGuard product line.

In 2000, Joel formed Megola, Inc. to distribute the ScaleGuard products as well as a number of other air and water treatment solutions throughout North America. As President and CEO, he has led the company's growth and expansion into several divisions over the past four years. Under his leadership, Megola has secured the distribution rights to a number of other product lines and proprietary technologies, grown its client base, consistently increased revenue and acquired a wealth of industry-specific expertise that has allowed it to launch a dynamic new total solutions business model in 2004. Joel also led the company as it made the transition from a private entity to a publicly traded corporation

Daniel Gardner - General Manager, Treasurer, Director
Mr. Gardner joined the Megola team in January 2005 in the role of General Manager. He is responsible for daily business operations as well as working along side the CEO and COO to implement business plans, marketing strategies, and product development. He is also a key figure in the area of investor relations on the public side of the company.

A graduate of Colgate University in New York, Mr. Gardner has teamed up with his brother Joel in the past; as a professional hockey player in Germany and as a partner in CartAds. After ending his hockey career he returned to college to study Information Technology and has since held positions in both the health and municipal sectors as an information systems specialist, as well in systems administration, design, development and integration. His vast experiences in project management and business processes are a valuable asset to the company.

Sufan Siauw (Director)
Sufan Siauw, a member of Megola's Advisory Board, is currently the Chief Technology Officer of Dalian Bingshan H2O3 Environmental Solutions Co. Ltd., a Chinese ozone water treatment system manufacturer that is part of the Bingshan Group, one of China's largest diversified conglomerates, consisting of 46 different companies. Dalian Bingshan H2O3 partners with Megola to promote and market its products in the Far East and Megola has a reciprocal agreement to market H203's products in North America. Sufan is also the Chairman of Paul Yuan Dyestuff Co. Ltd, a Chinese manufacturer with annual revenues exceeding $30 million.

Mr. Siauw is an entrepreneur that has deep interests in new technology. He is a founder of both Premium Power LLC., a cutting-edge Massachusetts-based battery developer and Office General Inc., a San Francisco-based corporation that owns and operates business centers around the world and is expanding to provide management software to independently owned business centers worldwide.

Mr. Siauw began his professional career with Thai Gypsum Surya Indonesia, where he served as Business Development Manager. While there, he was in charge of developing strategic partnerships with international gypsum board players.

He received a Bachelor of Science degree in Business Administration from Pepperdine University and a Master of Business Administration in International Business degree from Loyola Marymount University.

Willard Brown - Director
Willard "Buzz'' Brown has over 20 years of business management knowledge. Currently, he is President and Owner of J&C Ice Technologies, Inc., a distributor for Zamboni in the mid-Atlantic region. In addition, he also owns and operates Island Style Construction Company in Nantucket, a custom home-building construction company. A few years ago, after experience using Megola's physical water treatment systems, he formed Physical H20 Treatment Co. to market and distribute Megola water treatment products in the Eastern United States. Mr. Brown is a graduate of St. Lawrence University.

T.A. (Terry) McGill - CFO, Director

After a extensive career with Scotiabank, Mr. McGill was instrumental in starting Canada's first mortgage shopping network. While Mr. McGill continues to maintain his Mortgage Brokers license. Mr. McGill has been involved in the successful raising of funds to establish a merchant bank in Atlanta GA. Mr. McGill also currently a partner in a private held currency trading fund, which controls assets in excess of $400,000,000. Mr. McGill has been on the Board of Directors of numerous companies, and also donates his time to small emerging companies.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Nevada statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF MALONE & BAILEY, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's Board of Directors has selected Malone & Bailey, P.C. to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending July 31, 2007. The Board of Directors has determined that the Company's auditors for the year ending July 31, 2007, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Malone & Bailey to attend the Shareholder Meeting.

Audit Fees: The Company was billed, or expects to pay approximately $10,500 for the audit of its annual financial statements for the year ended July 31, 2006.

Financial Information Systems Design and Implementation Fees: The Company has paid $0.00 for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All other fees: Fees paid for services not previously described totaled: $1800.00.

No Dissenters' Rights: Pursuant to the Nevada Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of appointing Malone & Bailey, P.C. as the Company's auditors until the next Annual Meeting.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

Megola's authorized capital consists of 50,000,000 shares of common stock, $0.001 par value. As of April 30, 2006 there were 37,716,029 shares of common stock issued and outstanding that were held by approximately 1,393 shareholders of record.

Holders of common stock are entitled to one vote for each share on all matters submitted to a shareholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of common stock representing a majority of the voting power of Megola's capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of company shareholders. A vote by the holders of a majority of the outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the articles of incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of the common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the common stock.

SHAREHOLDERS

Each shareholder has sole investment power and sole voting power over the shares owned by such shareholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 30, 2006, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 446 Lyndock St., Suite 102, Corunna, Ontario, Canada, N0N 1G0.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Joel Gardner, CEO, President, Director	3,378,297(2)	9.6%
Common	Todd Clark, Director*	2,046,204	5.8%
Common	Don Greer, Director*	15,000	Less than 1%
Common	Officers and Directors as a Class (3 members)	5,439,501	15.4%

*Resigning, effective 9/25/06.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth summary information concerning the compensation received for services rendered to us during the fiscal year ended July 31, 2005 by our Chief Executive Officer; received $ 67,727 usd for fiscal year 2005. No other executive officers received aggregate compensation during our last fiscal year that exceeded, or would exceed on an annualized basis, $100,000.

EXECUTIVE COMPENSATION

Particulars of compensation awarded to, earned by or paid to:

(a) Our company's Chief Executive Officer (the "CEO") receives an annual salary of $67,727.;

(b) Don Greer, our Chief Operating Officer, works two days per week and receives a salary of $322.50 usd per day;

Each member of the Advisory Board received 10,000 shares of common stock in lieu of salary.

Employment Contracts or Arrangements

We do not have employment agreements. We have no agreements to pay any of our officers any compensation, except as set forth above.

BOARD OF DIRECTORS - COMMITTEES

2005 Committee Meetings

During the fiscal year ended July 31, 2006, the Board of Directors met approximately 8 times. Each director attended at least 100% of the total number of meetings of the Board and committees on which he or she served.

Audit Committee

The Company's Board of Directors has not appointed an Audit Committee.

The Company's common stock trades on the OTC Bulletin Board under the symbol MGOA. Thus, Megola is not subject to NASDAQ audit committee requirements.

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 100 F Street, Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at 446 Lyndock St., Suite 102, Corunna, Ontario, Canada, N0N 1G0. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via regular mail or facsimile to the Company's Transfer Agent, Pacific Stock Transfer Company, 500 E. Warm Springs Road, Suite 240, Las Vegas, NV 89119. The facsimile number is (702) 433-1979.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: August 29, 2006

By the Order of the Board of Directors

/s/ Joel Gardner

Chairman of the Board

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

MEGOLA, INC.

TO BE HELD SEPTEMBER 25, 2006

By completing and returning this proxy to the transfer agent of Megola, Inc. (the "Company"), you will be designating Joel Gardner, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via regular mail or facsimile to the Company's Transfer Agent, Pacific Stock Transfer Company, 500 E. Warm Springs Road, Suite 240, Las Vegas, NV 89119. The facsimile number is (702) 433-1979.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of September 1, 2006, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the each proposal. Unless indicated below, by completing and signing this proxy, the stockholder grants to Joel Gardner the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK TO 200,000,000. Shall the Board of Directors be authorized to amend the Company's Articles of Incorporation for the purpose of increasing the number of authorized shares of its common stock to 200,000,000 shares:

YES         NO          ABSTAIN

_____       _____     _____

PROPOSAL 2 -ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next Annual Meeting of shareholders:

YES         NO          ABSTAIN

Joel Gardner                    _____       _____     _____

Daniel Gardner                _____       _____     _____

Sufan Siauw                     _____       _____     _____

Willard Brown                 _____       _____     _____

T.A. (Terry) Gill              _____       _____     _____

PROPOSAL 3 - APPOINTMENT MALONE & BAILEY, P.C. AS AUDITORS. Shall Bagell, Malone & Bailey be appointed as independent auditors for the Company:

YES         NO          ABSTAIN

_____       _____     _____

___________________________________                         ____________________________________

Shareholder Signature                                                             Shareholder Signature

Printed Name:______________________                             Printed Name:________________________

Number of Shares: _________________